SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         EATON VANCE SENIOR INCOME TRUST
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Massachusetts                                        04-3435040
---------------------------------------                -------------------------
(State of Incorporation or Organization)                (I.R.S. Employer
                                                        Identification No.)

24 Federal Street, Boston, Massachusetts                         02110
----------------------------------------               -------------------------
(Address of Principal Executive Offices)                       (Zip Code)

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /X/

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

Securities  Act  registration  statement file number to which this form relates:
333-64151.

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                         Name of Each Exchange on which
   to be so registered                         Each Class is to be Registered
   -------------------                         ------------------------------

   Shares of Beneficial Interest,              New York Stock Exchange
   $0.01 Par Value Per Share

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                          ---------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Capital Shares" in the Registrant's Registration Statement on Form N-2 (Nos. 333-64151 and 811-09013) as filed electronically with the Securities and Exchange Commission on September 24, 1998 (Accession No. 0000898432-98-000638)("Registration Statement on Form N-2"), as the same may be amended.

Item 2.  Exhibits.
         --------

         (a)      The following exhibits are being filed with the Commission:

                  1. Registrant's  Registration Statement on Form N-2, which was filed electronically with the Securities and Exchange Commission on September 24, 1998 (Accession No. 0000898432-98-000638) ("Registration Statement on Form N-2"), is incorporated herein by reference;
                  2. Form of Specimen  Certificate for Registrant's  Shares, par
                     value $.001 per share, which was filed electronically as exhibit (d) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference.
                  3. Declaration  of  Trust  of  Registrant,   which  was  filed
                     electronically as exhibit (a) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference;
                  4. By-laws of Registrant,  which were filed  electronically as exhibit (b) to the Registrant's Registration Statement on Form N-2, are incorporated herein by reference.


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



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, this 7th day of October, 1998.


                                             EATON VANCE SENIOR INCOME TRUST



                                             By: /s/ Alan R. Dynner
                                                 -------------------
                                             Name: Alan R. Dynner
                                             Title: Vice President




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